UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2013

Brandywine Realty Trust
Brandywine Operating Partnership, L.P.
(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352

Delaware (Brandywine Operating Partnership, L.P.)	000-24407 (Commission file number)	23-2862640 (I.R.S. Employer Identification Number)
(State or Other Jurisdiction of Incorporation or Organization)
555 East Lancaster Avenue, Suite 100
Radnor, PA 19087
(Address of principal executive offices)

(610) 325-5600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition Assets.
On February 25, 2013, Brandywine Operating Partnership, L.P. (the "Operating Partnership"), the limited partnership through which Brandywine Realty Trust, as sole general partner (the "Parent Company" and, together with the Operating Partnership, the "Company"), owns its assets and conducts its operations, sold a portfolio of eight properties containing an aggregate of 800,546 square feet (the "Properties") within an office park located in Lawrenceville, New Jersey for a gross sales price, payable in cash, of $121.0 million. We are not affiliated with the buyers, and the terms of the transaction were determined through arm's-length negotiations. As part of the transaction, we also granted the buyers a 7.5-year option to purchase our three remaining development parcels within the office park. The Properties were 86.9% leased at closing and they were built between the years of 1982 and 2007. The individual listing of the Properties, and their respective buyers, is shown below:

Property Name	City	State	Buyer
100 Lenox Drive	Lawrenceville	NJ	AG-Prism NJPP 100 Lenox, LLC
989 Lenox Drive	Lawrenceville	NJ	AG-Prism NJPP 989 Lenox, LLC
993 Lenox Drive	Lawrenceville	NJ	AG-Prism NJPP 993 Lenox, LLC
997 Lenox Drive	Lawrenceville	NJ	AG-Prism NJPP 997 Lenox, LLC
1000 Lenox Drive	Lawrenceville	NJ	AG-Prism NJPP 1000 Lenox, LLC
1009 Lenox Drive	Lawrenceville	NJ	AG-Prism NJPP 1009 Lenox, LLC
1200 Lenox Drive	Lawrenceville	NJ	AG-Prism NJPP 1200 Lenox, LLC
2000 Lenox Drive	Lawrenceville	NJ	AG-Prism NJPP 2000 Lenox, LLC
The operations of the Properties and related assets and liabilities are included in discontinued operations in the accompanying unaudited pro forma consolidated financial statements for all periods presented, unless otherwise noted. In connection with this sale, we estimate that we will recognize a gain on sale in the amount of $5.9 million during the three-month period ending March 31, 2013.
Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information
The unaudited pro forma consolidated balance sheets of each of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. as of December 31, 2012 and unaudited pro forma consolidated statements of operations of each of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. for the years ended December 31, 2012, 2011 and 2010, including notes thereto, and filed as Exhibit 99.1 hereto incorporated herein by reference.
(d) Exhibits 99.1 Description
Exhibit 99.1 Unaudited pro forma consolidated balance sheets of each of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. as of December 31, 2012 and unaudited pro forma consolidated statements of operations of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. for the years ended December 31, 2012, 2011 and 2010, including notes hereto.

Signatures
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Brandywine Realty Trust
By:	/s/ Howard Sipzner
Howard Sipzner
Executive Vice President and Chief Financial Officer

Brandywine Operating Partnership, its sole General Partner
By:	/s/ Howard Sipzner
Howard Sipzner
Executive Vice President and Chief Financial Officer

Date: February 25, 2013

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